UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 1, 2009

KINDER MORGAN ENERGY PARTNERS, L.P.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-11234 (Commission File Number)	76-0380342 (I.R.S. Employer Identification No.)

500 Dallas Street, Suite 1000

Houston, Texas 77002

(Address of principal executive offices, including zip code)

713-369-9000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

On October 1, 2009, Kinder Morgan Energy Partners, L.P. (the “Partnership”) entered into an Amended and Restated Equity Distribution Agreement (the “Agreement”) with UBS Securities LLC (“UBS”).  The Agreement amends and restates the Equity Distribution Agreement, dated January 16, 2009 (the “Original Agreement”), between the Partnership and UBS.  Pursuant to the terms of the Agreement, the Partnership may sell from time to time through UBS, as the Partnership’s sales agent, the Partnership’s common units representing limited partner interests having an aggregate offering price of up to $300 million in addition to the common units under the Original Agreement that remain unsold (collectively, the “Units”).  Common units having an aggregate offering price of approximately $238.0 million were sold pursuant to the terms of the Original Agreement, leaving common units having an aggregate offering price of up to approximately $362.0 million that may be sold pursuant to the terms of the Agreement.  Sales of the Units, if any, will be made by means of ordinary brokers’ transactions on the New York Stock Exchange at market prices, in block transactions or as otherwise agreed between the Partnership and UBS.

Under the terms of the Agreement, the Partnership may also sell Units from time to time to UBS as principal for its own account at a price to be agreed upon at the time of sale.  Any sale of Units to UBS as principal would be pursuant to the terms of a separate terms agreement between the Partnership and UBS.

The Units will be issued pursuant to the Partnership’s shelf registration statement (the “Registration Statement”) on Form S-3 (File No. 333-153598).

The Agreement is filed as Exhibit 1.1 to this Current Report on Form 8-K, and this description of the Agreement is qualified in its entirety by reference to such exhibit.  The Agreement is also filed with reference to, and is incorporated by reference into, the Registration Statement.

Item 9.01 Financial Statements and Exhibits.

(d)                                 Exhibits.

1.1                                 Amended and Restated Equity Distribution Agreement, dated October 1, 2009, between Kinder Morgan Energy Partners, L.P. and UBS Securities LLC.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KINDER MORGAN ENERGY PARTNERS, L.P.

	By:	KINDER MORGAN G.P., INC.,
its general partner

		By:	KINDER MORGAN MANAGEMENT, LLC,
its delegate

Dated: October 1, 2009			By:	/s/ Kimberly A. Dang
Kimberly A. Dang Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

1.1	Amended and Restated Equity Distribution Agreement, dated October 1, 2009, between Kinder Morgan Energy Partners, L.P. and UBS Securities LLC